UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03386)

Exact name of registrant as specified in charter:	Putnam Global Health Care Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2022

Date of reporting period:	September 1, 2021 – February 28, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Global Health Care Fund

Semiannual report
2 | 28 | 22

This **global sector fund** invests in stocks of health-care companies worldwide.

FUND SYMBOL
CLASS A
PHSTX

Putnam
Global Health Care
Fund

Semiannual report
2 | 28 | 22

Message from the Trustees

April 4, 2022

Dear Fellow Shareholder:

Financial markets have been bumpy in recent months. Investors are weighing the risks of rising inflation, changes in Federal Reserve policy, the latest Covid-19 variants, and the global impact of the Russia-Ukraine conflict.

In times like these, it’s worth remembering the benefits of staying focused on your long-term financial goals. At Putnam, professional, active investors are working for you. They are monitoring risks while looking for strong potential investments for your fund. Learn more in the interview with your fund manager(s) in the following pages.

Thank you for investing with Putnam.

For investors seeking growth potential, the health care sector offers many opportunities. It spans a wide range of industries, each with a unique set of advantages. Health care is also a complex and rapidly changing sector, which means fundamental research and specialized expertise are critical for selecting stocks.

The fund is managed by an experienced health care sector analyst.

2 Global Health Care Fund

The fund’s manager and analysts conduct rigorous research to find promising stocks across an array of industries worldwide.

A time-tested track record

Since 1982, Putnam Global Health Care Fund has sought to capitalize on the growth potential of stocks in the health care sector. The fund invests in businesses at different stages of growth, from small, rapidly growing companies to large, established global corporations.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

* The fund’s benchmark, the MSCI World Health Care Index (ND), was introduced on 1/1/01, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/22. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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Mike, how did health care stocks perform during the six-month period ended February 28, 2022?

Health care stocks experienced another period of increased volatility due to Covid-19 disruptions. New macroeconomic risks, including high inflation, soaring commodity prices, changes in U.S. Federal Reserve policy, and the Russia-Ukraine conflict also weighed on investor sentiment. For health care stocks, stock prices of vaccine developers, manufacturers, and distributors had become overvalued, in our view, reaching record highs in September 2021. Investors began to question the durability of revenue growth beyond Covid, and stocks of these so-called Covid beneficiaries began to decline through period-end.

In December, a global surge in Covid cases caused by the Omicron variant led to mobility restrictions. Patients postponed routine exams, medical screenings, and elective surgeries. Stocks of medical device providers and diagnostic equipment manufacturers declined as patient utilization rates dropped. By February 2022, Omicron infections had moved off their peak numbers. Countries started to relax restrictions and health care utilization rates increased. Investors began to focus on health care companies that would benefit from broad economic reopenings.

How did the fund perform for the reporting period?

The fund’s class A shares returned –3.39%, outperforming its benchmark, the MSCI World

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Allocations are shown as a percentage of the fund’s net assets as of 2/28/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/22. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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Health Care Index [ND], which returned –5.73% for the period.

Can you highlight some top contributors to fund performance for the period?

U.S. biopharmaceutical company AbbVie was a top performer. Its best-selling immunologic drug Humira will face U.S. patent expiration in 2023. In response, AbbVie has successfully launched two key pipeline assets, Skyrizi and Rinvoq, that we believe are poised to drive the next phase of growth. These drugs address large patient populations, including those suffering from rheumatic arthritis, psoriasis, atopic dermatitis, and other immunologic conditions. AbbVie’s purchase of Allergan, manufacturer of the world’s leading Botox cosmetic, also provides a catalyst for future growth, in our view.

UnitedHealth Group, a U.S. managed health care and insurance company, was another notable contributor. UnitedHealth serves all key subsegments of managed care, including patients enrolled in Medicare, Medicare Advantage, and Medicaid. The company’s fastest-growing business, Optum, provides technology and managed services solutions to hospitals, physicians, health plans, governments, and life sciences companies. Optum’s focus on making health care more affordable and equitable can provide a long runway for growth, in our view.

McKesson, a global provider of pharmaceuticals, health information technology, medical supplies, and care management tools, also helped results. The company delivers one third of all pharmaceuticals consumed in North America. It also has expanded into specialty drugs, which it delivers through its direct-to-provider wholesale channel. Management also remained focused on improving the company’s bottom line, divesting two underperforming businesses in Europe near period-end.

What were some of the top detractors from fund performance for the period?

Danish biotech company Ascendis Pharma was the fund’s top detractor. Ascendis developed an innovative technology platform called TransCon, a delivery platform that enables drugs to be dosed less frequently. Using TransCon, Ascendis launched Skytrofa in October 2021. Skytrofa is the first U.S. FDA-approved weekly injectable human growth hormone for pediatric patients. Investors grew concerned over the commercial potential of Skytrofa given the crowded growth hormone market. We believe TransCon has many promising scientific applications. We continue to own Ascendis stock.

Ironwood Pharmaceuticals, which develops and commercializes gastrointestinal [GI] products, also was a detractor. Overall weakness in small-cap biotechnology stocks caused Ironwood to underperform our expectations. We retain a favorable outlook on Ironwood’s lead GI drug, Linzess, which delivers valuable royalty revenue streams, and has strong volume growth. Now under new leadership, we believe that Ironwood is poised to make smart capital allocation decisions to expand its product pipeline. Cash flows from royalty revenues can be reinvested into Linzess to expand its footprint and introduce new GI products using the firm’s established sales force. We believe Ironwood has long-term growth potential and continue to own the stock.

An underweight position relative to the benchmark in CVS Health, a U.S. retail pharmacy chain, also detracted from results. CVS performed well during the period, largely driven by sales stemming from the distribution of Covid vaccines. We believe increased competition from e-commerce sites such as Amazon, along with pricing pressures to reduce branded drug costs, could be a drag on CVS’s long-term performance. We have maintained an underweight position in the stock.

What is your outlook for health care stocks and the fund?

As the pandemic continues to transition toward an endemic, we have shifted some of the fund’s investments away from Covid beneficiary stocks. At the same time, we have increased our exposure to medical technology and life science

Global Health Care Fund 7

firms. We believe the rapid evolution of new cell and gene therapies will increase demand for medical tools and analytical equipment. We also have an optimistic outlook for contract manufacturers serving the pharmaceutical and biotech industries. Outsourcing production helps drug companies improve profit margins, in our view.

We are also monitoring developments related to mRNA, the technology used to develop the world’s first Covid vaccine. In addition, we would expect an uptick in M&A activity as companies seek to build out their pipeline to offset potential patent expirations. We have a more constructive outlook for early-stage and small-cap biotech companies, but are mindful that a lack of funding could remain a headwind, at least in the near term, in our view.

For the fund, we continue to use bottom-up research to assess scientific innovation, regulatory changes, and company fundamentals. We look for innovative companies that we believe have durable business models with first-in-class or best-in-class products. We continue to weigh new opportunities against risks, including a difficult reimbursement environment and legislative changes.

Thank you, Mike, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund had no direct exposure to Russian or Ukrainian securities or markets at the end of the period. We are closely monitoring governmental actions, including the issuance of sanctions, and related market developments.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Global Health Care Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/22

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (5/28/82)
Before sales charge	11.85%	276.43%	14.17%	76.42%	12.02%	52.92%	15.21%	12.54%	–3.39%
After sales charge	11.68	254.79	13.50	66.27	10.70	44.13	12.96	6.07	–8.95
Class B (3/1/93)
Before CDSC	11.62	254.61	13.49	69.94	11.19	49.55	14.36	11.69	–3.74
After CDSC	11.62	254.61	13.49	68.54	11.00	46.88	13.67	7.32	–7.51
Class C (7/26/99)
Before CDSC	11.67	254.61	13.49	69.96	11.19	49.54	14.36	11.71	–3.74
After CDSC	11.67	254.61	13.49	69.96	11.19	49.54	14.36	10.76	–4.55
Class R (1/21/03)
Net asset value	11.57	267.24	13.89	74.28	11.75	51.82	14.93	12.27	–3.50
Class R6 (6/1/20)
Net asset value	12.01	286.67	14.48	78.99	12.35	54.37	15.57	12.92	–3.23
Class Y (4/4/00)
Net asset value	12.00	285.96	14.46	78.66	12.31	54.09	15.50	12.82	–3.28

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

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Comparative index returns For periods ended 2/28/22

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
MSCI World Health
Care Index (ND)	—*	241.68%	13.07%	75.57%	11.92%	44.12%	12.96%	12.35%	–5.73%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the MSCI World Health Care Index (ND), was introduced on 1/1/01, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 2/28/22

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	1		1	1	1	1	1
Income	$0.273		$0.102	—	$0.064	$0.495	$0.435
Capital gains
Long-term gains	4.223		4.223	4.223	4.223	4.223	4.223
Short-term gains	3.103		3.103	3.103	3.103	3.103	3.103
Total	$7.599		$7.428	$7.326	$7.390	$7.821	$7.761
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
8/31/21	$68.43	$72.60	$33.22	$46.21	$62.68	$74.89	$74.73
2/28/22	58.96	62.56	25.00	37.60	53.54	65.11	64.98

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

10 Global Health Care Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/22

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (5/28/82)
Before sales charge	11.96%	281.66%	14.33%	85.73%	13.18%	59.67%	16.88%	15.86%	5.59%
After sales charge	11.79	259.71	13.66	75.05	11.85	50.49	14.60	9.19	–0.48
Class B (3/1/93)
Before CDSC	11.74	259.37	13.65	78.91	12.34	56.15	16.02	15.00	5.21
After CDSC	11.74	259.37	13.65	77.43	12.15	53.37	15.32	10.50	1.10
Class C (7/26/99)
Before CDSC	11.79	259.43	13.65	78.94	12.34	56.15	16.01	15.01	5.21
After CDSC	11.79	259.43	13.65	78.94	12.34	56.15	16.01	14.04	4.32
Class R (1/21/03)
Net asset value	11.68	272.25	14.05	83.47	12.91	58.51	16.60	15.58	5.47
Class R6 (6/1/20)
Net asset value	12.12	292.07	14.64	88.42	13.51	61.17	17.25	16.26	5.78
Class Y (4/4/00)
Net asset value	12.11	291.34	14.62	88.07	13.47	60.87	17.17	16.16	5.73

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 8/31/21	1.05%	1.80%	1.80%	1.30%	0.71%	0.80%
Annualized expense ratio for the
six-month period ended 2/28/22	1.05%	1.80%	1.80%	1.30%	0.71%	0.80%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/21 to 2/28/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.12	$8.76	$8.76	$6.33	$3.46	$3.90
Ending value (after expenses)	$966.10	$962.60	$962.60	$965.00	$967.70	$967.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/22, use the following calculation method. To find the value of your investment on 9/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.26	$9.00	$9.00	$6.51	$3.56	$4.01
Ending value (after expenses)	$1,019.59	$1,015.87	$1,015.87	$1,018.35	$1,021.27	$1,020.83

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

12 Global Health Care Fund

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The health care industries may be affected by technological obsolescence; changes in regulatory approval policies for drugs, medical devices, or procedures; and changes in governmental and private payment systems. The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers than a diversified fund, it is vulnerable to common economic forces and may result in greater losses and volatility.

Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Health Care Index (ND) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets in the health care sector. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors

14 Global Health Care Fund

own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Global Health Care Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2022, Putnam employees had approximately $526,000,000 and the Trustees had approximately $77,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Global Health Care Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Health Care Fund 17

The fund’s portfolio 2/28/22 (Unaudited)

COMMON STOCKS (96.4%)*	Shares	Value
Biotechnology (10.7%)
AbbVie, Inc.	672,000	$99,301,440
Alnylam Pharmaceuticals, Inc. †	55,500	8,760,675
Ascendis Pharma A/S ADR (Denmark) † S	200,652	22,551,278
Horizon Therapeutics PLC †	135,000	12,307,950
ImmunoGen, Inc. †	1,434,700	8,091,708
Sarepta Therapeutics, Inc. †	58,700	4,497,007
Turning Point Therapeutics, Inc. †	118,800	3,761,208
United Therapeutics Corp. †	80,500	13,379,100
		172,650,366
Health-care equipment and supplies (12.7%)
Abbott Laboratories	518,200	62,505,284
Baxter International, Inc.	202,300	17,189,431
Boston Scientific Corp. †	692,200	30,574,474
DexCom, Inc. †	59,600	24,669,036
Edwards Lifesciences Corp. †	137,200	15,417,164
Intuitive Surgical, Inc. †	107,300	31,152,409
Medtronic PLC	171,200	17,974,288
Terumo Corp. (Japan)	141,900	4,602,286
		204,084,372
Health-care providers and services (18.8%)
Anthem, Inc.	113,200	51,149,420
CVS Health Corp.	205,000	21,248,250
HCA Healthcare, Inc.	92,800	23,228,768
Humana, Inc.	47,300	20,543,336
McKesson Corp.	116,500	32,032,840
Option Care Health, Inc. †	341,900	8,786,830
UnitedHealth Group, Inc.	304,800	145,045,176
		302,034,620
Life sciences tools and services (14.2%)
Danaher Corp.	248,100	68,081,121
ICON PLC (Ireland) †	199,500	47,482,995
Illumina, Inc. †	66,900	21,849,540
Lonza Group AG (Switzerland)	33,269	23,124,830
Thermo Fisher Scientific, Inc.	124,800	67,891,200
		228,429,686
Pharmaceuticals (40.0%)
4Front Ventures Corp. † Ω	30,875,517	26,244,189
Astellas Pharma, Inc. (Japan)	457,000	7,659,760
AstraZeneca PLC (United Kingdom)	718,010	87,086,756
Chugai Pharmaceutical Co., Ltd. (Japan)	158,600	5,256,697
Daiichi Sankyo Co., Ltd. (Japan)	381,000	9,291,697
Eisai Co., Ltd. (Japan)	57,400	2,862,799
Eli Lilly and Co.	177,700	44,416,115
Green Thumb Industries, Inc. † S	282,700	5,405,224
Innoviva, Inc. †	2,036,637	39,123,797
Johnson & Johnson	514,674	84,699,900
Merck & Co., Inc.	563,338	43,140,424
Merck KGaA (Germany)	67,226	13,383,451

18 Global Health Care Fund

COMMON STOCKS (96.4%)* cont.	Shares	Value
Pharmaceuticals cont.
Novartis AG (Switzerland)	202,387	$17,672,444
Novo Nordisk A/S Class B (Denmark)	372,424	38,349,324
Pfizer, Inc.	1,081,840	50,781,570
Roche Holding AG (Switzerland)	155,151	59,190,485
Sanofi (France)	487,447	51,144,095
Takeda Pharmaceutical Co., Ltd. (Japan)	361,900	11,024,276
TerrAscend Corp. (Canada) †	2,423,400	13,643,742
Verano Holdings Corp. †	328,300	3,506,244
Zoetis, Inc.	145,400	28,156,710
		642,039,699
Total common stocks (cost $1,040,877,723)		$1,549,238,743

UNITS (1.1%)*	Units	Value
Sarissa Capital Acquisition Corp. † Ω	1,721,671	$16,941,243
Total units (cost $17,293,981)		$16,941,243

SHORT-TERM INVESTMENTS (3.8%)*		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.13% [d]	Shares	23,768,731	$23,768,731
Putnam Short Term Investment Fund Class P 0.12% L	Shares	32,263,360	32,263,360
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% P	Shares	545,000	545,000
U.S. Treasury Bills 0.036%, 4/21/22 ∆		$3,102,000	3,101,209
U.S. Treasury Bills 0.064%, 5/19/22 ∆		700,000	699,533
Total short-term investments (cost $60,378,836)			$60,377,833

TOTAL INVESTMENTS
Total investments (cost $1,118,550,540)	$1,626,557,819

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2021 through February 28, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $1,606,723,625.
†	This security is non-income-producing.
Ω	Affiliated company (Note 5).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $778,702 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 7).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

Global Health Care Fund 19

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $723,328 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

DIVERSIFICATION BY COUNTRY ⌂
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	74.1%	Japan	2.5%
Switzerland	6.2	Canada	0.9
United Kingdom	5.4	Germany	0.8
Denmark	3.8	Other	0.1
France	3.2	Total	100.0%
Ireland	3.0

FORWARD CURRENCY CONTRACTS at 2/28/22 (aggregate face value $395,859,686) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Buy	4/20/22	$4,122,711	$4,064,562	$58,149
	British Pound	Sell	3/16/22	3,610,005	3,582,882	(27,123)
	Danish Krone	Buy	3/16/22	4,451,152	4,496,981	(45,829)
	Euro	Buy	3/16/22	24,927,538	25,254,906	(327,368)
	Swiss Franc	Buy	3/16/22	7,059,261	7,060,769	(1,508)
Barclays Bank PLC
	Euro	Buy	3/16/22	7,796,594	7,897,400	(100,806)
Citibank, N.A.
	Australian Dollar	Sell	4/20/22	4,071,179	3,993,766	(77,413)
	British Pound	Sell	3/16/22	7,630,559	7,573,325	(57,234)
	Danish Krone	Sell	3/16/22	22,534,795	22,835,295	300,500
	Euro	Sell	3/16/22	4,647,262	4,707,140	59,878
Credit Suisse International
	British Pound	Sell	3/16/22	17,576,287	17,441,846	(134,441)
Goldman Sachs International
	British Pound	Buy	3/16/22	14,301,965	14,192,527	109,438
	Canadian Dollar	Sell	4/20/22	6,163,352	6,132,160	(31,192)
	Euro	Sell	3/16/22	22,839,950	23,092,945	252,995
	Japanese Yen	Buy	5/18/22	35,495,110	35,669,361	(174,251)

20 Global Health Care Fund

FORWARD CURRENCY CONTRACTS at 2/28/22 (aggregate face value $395,859,686) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
HSBC Bank USA, National Association
	British Pound	Buy	3/16/22	$6,287,021	$6,147,436	$139,585
	Canadian Dollar	Sell	4/20/22	6,744,345	6,709,633	(34,712)
	Danish Krone	Buy	3/16/22	4,533,107	4,616,472	(83,365)
	Euro	Sell	3/16/22	15,464,060	15,663,852	199,792
	Swiss Franc	Buy	3/16/22	29,692,952	29,708,567	(15,615)
JPMorgan Chase Bank N.A.
	New Zealand Dollar	Buy	4/20/22	2,867,163	2,890,112	(22,949)
Morgan Stanley & Co. International PLC
	British Pound	Buy	3/16/22	15,546,087	15,428,473	117,614
	Danish Krone	Buy	3/16/22	7,832,971	7,892,872	(59,901)
	Euro	Sell	3/16/22	25,079,215	25,409,282	330,067
NatWest Markets PLC
	Australian Dollar	Buy	4/20/22	25,655,119	25,297,294	357,825
	Euro	Buy	3/16/22	14,666,293	14,857,948	(191,655)
State Street Bank and Trust Co.
	British Pound	Buy	3/16/22	2,404,524	2,386,468	18,056
	Canadian Dollar	Sell	4/20/22	1,397,444	1,389,875	(7,569)
	Euro	Sell	3/16/22	4,081,724	4,114,975	33,251
	Israeli Shekel	Buy	4/20/22	2,551,791	2,629,467	(77,676)
Toronto-Dominion Bank
	Euro	Buy	3/16/22	3,919,500	3,970,594	(51,094)
UBS AG
	British Pound	Sell	3/16/22	4,319,207	4,285,951	(33,256)
	Danish Krone	Sell	3/16/22	6,602,851	6,688,268	85,417
	Euro	Sell	3/16/22	2,576,838	2,610,404	33,566
	Japanese Yen	Buy	5/18/22	1,152,998	1,159,175	(6,177)
WestPac Banking Corp.
	British Pound	Sell	3/16/22	21,728,458	21,663,447	(65,011)
	Euro	Buy	3/16/22	2,312,973	2,343,256	(30,283)
Unrealized appreciation						2,096,133
Unrealized (depreciation)						(1,656,428)
Total						$439,705
* The exchange currency for all contracts listed is the United States Dollar.

Global Health Care Fund 21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Health care	$1,218,589,843	$330,648,900	$—
Total common stocks	1,218,589,843	330,648,900	—
Units	16,941,243	—	—
Short-term investments	545,000	59,832,833	—
Totals by level	$1,236,076,086	$390,481,733	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$439,705	$—
Totals by level	$—	$439,705	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

22 Global Health Care Fund

Statement of assets and liabilities 2/28/22 (Unaudited)

ASSETS
Investment in securities, at value, including $23,573,373 of securities on loan (Notes 1 and 7):
Unaffiliated issuers (identified cost $1,017,014,888)	$1,527,340,296
Affiliated issuers (identified cost $101,535,652) (Note 5)	99,217,523
Foreign currency (cost $23) (Note 1)	23
Foreign tax reclaim	3,044,926
Dividends, interest and other receivables	3,173,686
Receivable for shares of the fund sold	381,346
Receivable for investments sold	594,427
Unrealized appreciation on forward currency contracts (Note 1)	2,096,133
Prepaid assets	55,973
Total assets	1,635,904,333

LIABILITIES
Payable to custodian	116,580
Payable for shares of the fund repurchased	776,823
Payable for compensation of Manager (Note 2)	756,081
Payable for custodian fees (Note 2)	18,585
Payable for investor servicing fees (Note 2)	375,474
Payable for Trustee compensation and expenses (Note 2)	408,917
Payable for administrative services (Note 2)	4,572
Payable for distribution fees (Note 2)	605,622
Unrealized depreciation on forward currency contracts (Note 1)	1,656,428
Collateral on securities loaned, at value (Note 1)	23,768,731
Collateral on certain derivative contracts, at value (Notes 1 and 7)	545,000
Other accrued expenses	147,895
Total liabilities	29,180,708

Net assets	$1,606,723,625

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,061,020,811
Total distributable earnings (Note 1)	545,702,814
Total — Representing net assets applicable to capital shares outstanding	$1,606,723,625

(Continued on next page)

Global Health Care Fund 23

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,411,579,755 divided by 23,939,388 shares)	$58.96
Offering price per class A share (100/94.25 of $58.96)*	$62.56
Net asset value and offering price per class B share ($10,128,852 divided by 405,129 shares)**	$25.00
Net asset value and offering price per class C share ($25,355,028 divided by 674,356 shares)**	$37.60
Net asset value, offering price and redemption price per class R share
($1,731,738 divided by 32,347 shares)	$53.54
Net asset value, offering price and redemption price per class R6 share
($39,150,000 divided by 601,277 shares)	$65.11
Net asset value, offering price and redemption price per class Y share
($118,778,252 divided by 1,827,854 shares)	$64.98

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24 Global Health Care Fund

Statement of operations Six months ended 2/28/22 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $56,359)	$9,630,067
Interest (including interest income of $22,778 from investments in affiliated issuers) (Note 5)	23,824
Securities lending (net of expenses) (Notes 1 and 5)	36,703
Total investment income	9,690,594

EXPENSES
Compensation of Manager (Note 2)	5,009,382
Investor servicing fees (Note 2)	1,140,869
Custodian fees (Note 2)	59,171
Trustee compensation and expenses (Note 2)	32,987
Distribution fees (Note 2)	2,021,798
Administrative services (Note 2)	27,306
Other	244,755
Total expenses	8,536,268
Expense reduction (Note 2)	(819)
Net expenses	8,535,449

Net investment income	1,155,145

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	41,229,011
Foreign currency transactions (Note 1)	(89,268)
Forward currency contracts (Note 1)	406,464
Total net realized gain	41,546,207
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(97,036,155)
Securities from affiliated issuers (Note 5)	(2,223,641)
Assets and liabilities in foreign currencies	(42,650)
Forward currency contracts	366,476
Total change in net unrealized depreciation	(98,935,970)

Net loss on investments	(57,389,763)

Net decrease in net assets resulting from operations	$(56,234,618)

The accompanying notes are an integral part of these financial statements.

Global Health Care Fund 25

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/28/22*	Year ended 8/31/21
Operations
Net investment income	$1,155,145	$8,492,930
Net realized gain on investments
and foreign currency transactions	41,546,207	193,229,974
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(98,935,970)	129,654,244
Net increase (decrease) in net assets resulting
from operations	(56,234,618)	331,377,148
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(5,959,975)	(10,740,381)
Class B	(34,905)	(136,088)
Class C	—	(184,299)
Class R	(1,678)	(9,991)
Class R6	(126,909)	(145,878)
Class Y	(683,063)	(923,505)
Net realized short-term gain on investments
Class A	(67,732,114)	(35,794,152)
Class B	(1,061,868)	(724,802)
Class C	(1,805,797)	(1,266,015)
Class R	(81,342)	(56,613)
Class R6	(795,554)	(407,829)
Class Y	(4,872,515)	(2,398,546)
From net realized long-term gain on investments
Class A	(92,179,411)	(74,842,318)
Class B	(1,445,139)	(1,515,496)
Class C	(2,457,583)	(2,647,123)
Class R	(110,702)	(118,374)
Class R6	(1,082,702)	(852,733)
Class Y	(6,631,205)	(5,015,143)
Increase from capital share transactions (Note 4)	149,113,844	23,377,645
Total increase (decrease) in net assets	(94,183,236)	216,975,507

NET ASSETS
Beginning of period	1,700,906,861	1,483,931,354
End of period	$1,606,723,625	$1,700,906,861

* Unaudited.

The accompanying notes are an integral part of these financial statements.

26 Global Health Care Fund

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Global Health Care Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
February 28, 2022**	$68.43	.04	(1.91)	(1.87)	(.27)	(7.33)	(7.60)	$58.96	(3.39)*	$1,411,580	.52*	.07*	29*
August 31, 2021	60.86	.34	12.94	13.28	(.51)	(5.20)	(5.71)	68.43	23.43	1,522,142	1.05	.55	61
August 31, 2020	50.99	.41	12.69	13.10	(.17)	(3.06)	(3.23)	60.86	26.16	1,324,490	1.07	.75	82
August 31, 2019	54.00	.29	(.18)	.11	(.03)	(3.09)	(3.12)	50.99	1.15	1,133,447	1.09	.57	81
August 31, 2018	58.35	.18	4.01	4.19	(.32)	(8.22)	(8.54)	54.00	8.56	1,251,883	1.08	.34	49
August 31, 2017	58.56	.28	4.85	5.13	(.26)	(5.08)	(5.34)	58.35	10.29	1,287,146	1.10	.51	53
Class B
February 28, 2022**	$33.22	(.09)	(.70)	(.79)	(.10)	(7.33)	(7.43)	$25.00	(3.74)*	$10,129	.89*	(.31)*	29*
August 31, 2021	32.37	(.07)	6.44	6.37	(.32)	(5.20)	(5.52)	33.22	22.50	13,072	1.80	(.21)	61
August 31, 2020	28.45	—[e]	6.98	6.98	—	(3.06)	(3.06)	32.37	25.27	15,467	1.82	—[d]	82
August 31, 2019	31.90	(.05)	(.31)	(.36)	—	(3.09)	(3.09)	28.45	.39	17,141	1.84	(.18)	81
August 31, 2018	37.98	(.14)	2.34	2.20	(.06)	(8.22)	(8.28)	31.90	7.73	22,390	1.83	(.42)	49
August 31, 2017	40.08	(.09)	3.07	2.98	—	(5.08)	(5.08)	37.98	9.48	27,546	1.85	(.24)	53
Class C
February 28, 2022**	$46.21	(.13)	(1.15)	(1.28)	—	(7.33)	(7.33)	$37.60	(3.74)*	$25,355	.89*	(.31)*	29*
August 31, 2021	42.91	(.09)	8.84	8.75	(.25)	(5.20)	(5.45)	46.21	22.49	29,722	1.80	(.20)	61
August 31, 2020	36.87	—[e]	9.10	9.10	—	(3.06)	(3.06)	42.91	25.25	33,172	1.82	(.01)	82
August 31, 2019	40.29	(.07)	(.26)	(.33)	—	(3.09)	(3.09)	36.87	.38	29,905	1.84	(.18)	81
August 31, 2018	45.69	(.16)	2.98	2.82	—	(8.22)	(8.22)	40.29	7.77	34,057	1.83	(.40)	49
August 31, 2017	47.13	(.11)	3.75	3.64	—	(5.08)	(5.08)	45.69	9.46	50,402	1.85	(.24)	53
Class R
February 28, 2022**	$62.68	(.03)	(1.72)	(1.75)	(.06)	(7.33)	(7.39)	$53.54	(3.50)*	$1,732	.64*	(.05)*	29*
August 31, 2021	56.13	.17	11.88	12.05	(.30)	(5.20)	(5.50)	62.68	23.13	2,029	1.30	.29	61
August 31, 2020	47.27	.26	11.73	11.99	(.07)	(3.06)	(3.13)	56.13	25.85	2,272	1.32	.52	82
August 31, 2019	50.40	.15	(.19)	(.04)	—	(3.09)	(3.09)	47.27	.91	2,252	1.34	.32	81
August 31, 2018	54.97	.01	3.78	3.79	(.14)	(8.22)	(8.36)	50.40	8.29	2,209	1.33	.01	49
August 31, 2017	55.45	.13	4.56	4.69	(.09)	(5.08)	(5.17)	54.97	10.00	3,400	1.35	.25	53
Class R6
February 28, 2022**	$74.89	.21	(2.16)	(1.95)	(.50)	(7.33)	(7.83)	$65.11	(3.23)*	$39,150	.35*	.31*	29*
August 31, 2021	65.97	.61	14.11	14.72	(.60)	(5.20)	(5.80)	74.89	23.86	19,470.71		.89	61
August 31, 2020†	62.85	.17	2.95	3.12	—	—	—	65.97	4.96*	16,348	.18*	.26*	82
Class Y
February 28, 2022**	$74.73	.14	(2.12)	(1.98)	(.44)	(7.33)	(7.77)	$64.98	(3.28)*	$118,778	.39*	.20*	29*
August 31, 2021	65.94	.54	14.10	14.64	(.65)	(5.20)	(5.85)	74.73	23.74	114,471.80		.80	61
August 31, 2020	54.99	.56	13.75	14.31	(.30)	(3.06)	(3.36)	65.94	26.49	92,183.82		.93	82
August 31, 2019	57.97	.44	(.16)	.28	(.17)	(3.09)	(3.26)	54.99	1.41	64,674.84		.82	81
August 31, 2018	62.02	.34	4.30	4.64	(.47)	(8.22)	(8.69)	57.97	8.82	75,576.83		.60	49
August 31, 2017	61.91	.45	5.16	5.61	(.42)	(5.08)	(5.50)	62.02	10.56	72,352.85		.75	53

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Global Health Care Fund	Global Health Care Fund 29

Financial highlights cont.

* Not annualized.

** Unaudited.

† For the period June 1, 2020 (commencement of operations) to August 31, 2020.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Represents less than 0.01% of average net assets.

e Represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

30 Global Health Care Fund

Notes to financial statements 2/28/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2021 through February 28, 2022.

Putnam Global Health Care Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The goal of the fund is to seek capital appreciation. For this non-diversified fund concentrating in the health care industries, the fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of its net assets in securities of companies in the health care industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies that manufacture health care supplies or provide health care-related services, and companies in the research, development, production and marketing of pharmaceuticals and biotechnology products. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities. The use of the term “global” in the fund’s name is meant to emphasize that Putnam Management looks for investment opportunities on a worldwide basis and that its investment strategies are not constrained by the countries or regions in which companies are located. Under normal market conditions, the fund intends to invest in at least five different countries and at least 40% of its net assets in securities of foreign companies (or, if less, at least the percentage of net assets that is ten percentage points less than the percentage of the fund’s benchmark represented by foreign companies, as determined by the providers of the benchmark).

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Global Health Care Fund 31

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

32 Global Health Care Fund

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other

Global Health Care Fund 33

securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $782,201 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $778,702 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $$23,573,373 and the value of securities loaned amounted to $23,768,731. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net

34 Global Health Care Fund

investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $1,120,940,667, resulting in gross unrealized appreciation and depreciation of $546,114,028 and $40,057,171, respectively, or net unrealized appreciation of $506,056,857.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.303% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Global Health Care Fund 35

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,026,287	Class R6	6,167
Class B	7,986	Class Y	80,411
Class C	18,855	Total	$1,140,869
Class R	1,163

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $819 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,174, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,826,500
Class B	1.00%	1.00%	56,904
Class C	1.00%	1.00%	134,255
Class R	1.00%	0.50%	4,139
Total			$2,021,798

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $29,215 from the sale of class A shares and received $345 and $43 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

36 Global Health Care Fund

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $42 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$469,662,366	$491,019,633
U.S. government securities (Long-term)	—	—
Total	$469,662,366	$491,019,633

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 2/28/22		YEAR ENDED 8/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	340,757	$21,806,807	714,581	$43,750,230
Shares issued in connection with
reinvestment of distributions	2,454,353	153,863,411	1,921,699	112,208,004
	2,795,110	175,670,218	2,636,280	155,958,234
Shares repurchased	(1,098,189)	(70,475,211)	(2,156,332)	(133,198,214)
Net increase	1,696,921	$105,195,007	479,948	$22,760,020

	SIX MONTHS ENDED 2/28/22		YEAR ENDED 8/31/21
Class B	Shares	Amount	Shares	Amount
Shares sold	1,999	$55,947	7,426	$232,940
Shares issued in connection with
reinvestment of distributions	93,953	2,501,040	82,115	2,340,289
	95,952	2,556,987	89,541	2,573,229
Shares repurchased	(84,278)	(2,533,816)	(173,889)	(5,337,917)
Net increase (decrease)	11,674	$23,171	(84,348)	$(2,764,688)

	SIX MONTHS ENDED 2/28/22		YEAR ENDED 8/31/21
Class C	Shares	Amount	Shares	Amount
Shares sold	39,821	$1,612,070	70,803	$2,985,544
Shares issued in connection with
reinvestment of distributions	106,342	4,256,871	103,229	4,092,005
	146,163	5,868,941	174,032	7,077,549
Shares repurchased	(114,949)	(4,942,633)	(304,000)	(12,638,034)
Net increase (decrease)	31,214	$926,308	(129,968)	$(5,560,485)

Global Health Care Fund 37

	SIX MONTHS ENDED 2/28/22		YEAR ENDED 8/31/21
Class R	Shares	Amount	Shares	Amount
Shares sold	8,251	$447,078	7,008	$391,716
Shares issued in connection with
reinvestment of distributions	3,402	193,721	3,452	184,978
	11,653	640,799	10,460	576,694
Shares repurchased	(11,680)	(677,814)	(18,554)	(1,062,758)
Net decrease	(27)	$(37,015)	(8,094)	$(486,064)

	SIX MONTHS ENDED 2/28/22		YEAR ENDED 8/31/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	332,076	$22,037,920	18,730	$1,268,011
Shares issued in connection with
reinvestment of distributions	28,981	2,004,930	22,062	1,406,440
	361,057	24,042,850	40,792	2,674,451
Shares repurchased	(19,768)	(1,331,559)	(28,617)	(1,936,567)
Net increase	341,289	$22,711,291	12,175	$737,884

	SIX MONTHS ENDED 2/28/22		YEAR ENDED 8/31/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	251,992	$17,445,793	327,100	$22,057,852
Shares issued in connection with
reinvestment of distributions	173,547	11,985,185	128,277	8,166,092
	425,539	29,430,978	455,377	30,223,944
Shares repurchased	(129,459)	(9,135,896)	(321,544)	(21,532,966)
Net increase	296,080	$20,295,082	133,833	$8,690,978

38 Global Health Care Fund

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Global Health Care Fund 39

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Change in unrealized
					appreciation	Shares outstanding
Name of affiliate	Fair value as of 8/31/21	Purchase cost	Sale proceeds	Investment income	(depreciation)	as of 12/28/22	Fair value as of 2/28/22
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$64,057,850	$277,492,721	$317,781,840	$23,516	$—	23,768,731	$23,768,731
Putnam Short Term
Investment Fund**	48,921,443	254,918,592	271,576,675	22,778	—	32,263,360	32,263,360
Total Short-term investments	112,979,293	532,411,313	589,358,515	46,294	—		56,032,091
Common stocks***
Health care
4FRONT VENTURES Corp.##	—	15,249,729	—	—	(1,965,391)	30,875,517	26,244,189
Total Common stocks	—	15,249,729	—	—	(1,965,391)		26,244,189
Units
Sarissa Capital
Acquisition Corp.	17,199,493	—	—	—	(258,250)	1,721,671	16,941,243
Total Units	17,199,493	—	—	—	(258,250)		16,941,243
Totals	$130,178,786	$547,661,042	$589,358,515	$46,294	$(2,223,641)		$99,217,523

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

*** Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

## Security was not in affiliation as of the beginning of the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the health sector, which involves more risk than a fund that invests more broadly.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

40 Global Health Care Fund	Global Health Care Fund 41

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$58,149	$—	$360,378	$—	$362,433	$339,377	$—	$447,681	$357,825	$51,307	$—	$118,983	$—	$2,096,133
Total Assets	$58,149	$—	$360,378	$—	$362,433	$339,377	$—	$447,681	$357,825	$51,307	$—	$118,983	$—	$2,096,133
Liabilities:
Forward currency contracts#	401,828	100,806	134,647	134,441	205,443	133,692	22,949	59,901	191,655	85,245	51,094	39,433	95,294	1,656,428
Total Liabilities	$401,828	$100,806	$134,647	$134,441	$205,443	$133,692	$22,949	$59,901	$191,655	$85,245	$51,094	$39,433	$95,294	$1,656,428
Total Financial and
Derivative Net Assets	$(343,679)	$(100,806)	$225,731	$(134,441)	$156,990	$205,685	$(22,949)	$387,780	$166,170	$(33,938)	$(51,094)	$79,550	$(95,294)	$439,705
Total collateral received
(pledged)†##	$(343,679)	$(100,806)	$190,000	$(101,939)	$—	$(131,921)	$—	$355,000	$—	$(33,938)	$—	$—	$—
Net amount	$—	$—	$35,731	$(32,502)	$156,990	$337,606	$(22,949)	$32,780	$166,170	$—	$(51,094)	$79,550	$(95,294)
Controlled collateral
received (including TBA
commitments)**	$—	$—	$190,000	$—	$—	$—	$—	$355,000	$—	$—	$—	$—	$—	$545,000
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(372,925)	$(120,927)	$—	$(101,939)	$—	$(131,921)	$—	$—	$—	$(50,990)	$—	$—	$—	$(778,702)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

42 Global Health Care Fund	Global Health Care Fund 43

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$519,000,000
Warrants (number of warrants)	11,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$2,096,133	Payables	$1,656,428
Total		$2,096,133		$1,656,428

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1)

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$406,464	$406,464
Total	$406,464	$406,464

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$366,476	$366,476
Total	$366,476	$366,476

44 Global Health Care Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and BSA
Management, LLC	Liaquat Ahamed	Compliance Officer
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Martin Lemaire
	Katinka Domotorffy	Vice President and
Investment Sub-Advisors	Catharine Bond Hill	Derivatives Risk Manager
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President, Chief Compliance	Assistant Clerk, and
Boston, MA 02110	Officer, and Chief Risk Officer	Assistant Treasurer

Custodian	Nancy E. Florek	Janet C. Smith
State Street Bank	Vice President, Director of	Vice President,
and Trust Company	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
Legal Counsel	and Assistant Treasurer	and Assistant Treasurer
Ropes & Gray LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Global Health Care Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Health Care Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 28, 2022